CONSENT TO ACTION OF THE

ESOP ADMINISTRATIVE COMMITTEE

OF

APPVION, INC.

The undersigned, being all of the members of the ESOP Administrative Committee of Appvion, Inc. (the “Committee”), hereby consent to the following actions without a formal meeting of the Committee:

WHEREAS the Board of Directors of Appvion, Inc., by resolution dated December 5, 2007, granted the ESOP Administrative Committee the authority to adopt non-material amendments to the Appvion, Inc. Retirement Savings and Employee Stock Ownership Plan (the “Plan”); and

WHEREAS, the Committee desires to amend the Plan so as to delete Section 1.17(c), to read as set forth in Exhibit A (“Amendment Number One”), effective January 1, 2015.

NOW, THEREFORE, BE IT RESOLVED that the Committee does hereby approve and authorize the execution, delivery and adoption of Amendment Number One.

IN WITNESS WHEREOF, the undersigned have in one or more counterparts, each of which shall be considered an original, but all of which shall constitute one and the same document, executed this Consent to Action on this 14th day of January 2015.

_/s/ Mark R. Richards____________________

Mark R. Richards

_/s/ Thomas J. Ferree____________________

Thomas J. Ferree

_/s/ Kerry S. Arent______________________

Kerry S. Arent

_/s/ Tami L. Van Straten_________________

Tami L. Van Straten

DB1/ 81470141.1

DB1/ 81470141.1

Exhibit A

AMENDMENT NUMBER ONE

TO THE

APPVION, INC. RETIREMENT SAVINGS AND

EMPLOYEE STOCK OWNERSHIP PLAN

(Amended and Restated Generally Effective as of January 1, 2014)

Effective as of January 1, 2015, Section 1.17(c) of the Plan is hereby deleted and Section 1.17(d) is renumbered as Section 1.17(c).

DB1/ 81470141.1

DB1/ 81470141.1